Exhibit 99.2 Valo Overview Company Overview 2Q21Exhibit 99.2 Valo Overview Company Overview 2Q21

Disclaimer Disclaimer. This presentation (“Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Khosla Ventures Acquisition Co. (“Khosla”) and Valo Health, LLC (“Valo” or the “Company”) and for no other purpose. The information contained herein does not purport to be all inclusive and neither of Khosla, Valo, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Forward Looking Statements. Certain statements in this Presentation may be considered forward looking statements. Forward looking statements generally relate to future events or Khosla’s or the Company’s future ﬁnancial or operating performance. For example, statements concerning the following include forward looking statements: development plans for Valo’s platform; the size and growth of markets for Valo’s platform; the Company’s expectations regarding the adoption of the Opal platform in the biotechnology, pharmaceutical and other industries; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward looking statements by terminology such as “may”, “should”, “ expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward looking statements are based upon estimates and assumptions that, while considered reasonable by Khosla and its management, and Valo and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including the inability of the parties to successfully or timely consummate the proposed business combination, or the expected beneﬁts of the proposed business combination or that the approval of the stockholders of Khosla is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the Nasdaq Capital Market; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of Valo as a result of the announcement and consummation of the transaction described herein; the risk that any of the conditions to closing are not satisﬁed in the anticipated manner or on the anticipated timeline; the failure to realize the anticipated beneﬁts of the proposed business combination; risks relating to the uncertainty of the projected ﬁnancial information with respect to Valo and costs related to the proposed business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the amount of redemption requests made by Khosla’s public stockholders; the effects of the COVID 19 pandemic, general economic conditions; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, and other ﬁlings with the Securities and Exchange Commission (‘SEC”), as well as factors associated with companies, such as the Company, that are engaged in drug discovery and development. Nothing in this Presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward looking statements in this Presentation, which speak only as of the date they are made and are qualiﬁed in their entirety by reference to the cautionary statements herein. Neither Khosla nor the Company undertakes any duty to update these forward looking statements. Additional Information. In connection with the proposed Business Combination, Khosla intends to ﬁle with the SEC a registration statement on Form S 4 containing a preliminary proxy statement/prospectus of Khosla, and after the registration statement is declared effective, Khosla will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Khosla ’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled in connection with the proposed Business Combination, as these materials will contain important information about Valo, Khosla and the Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Khosla as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. 2Q21 2Disclaimer Disclaimer. This presentation (“Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Khosla Ventures Acquisition Co. (“Khosla”) and Valo Health, LLC (“Valo” or the “Company”) and for no other purpose. The information contained herein does not purport to be all inclusive and neither of Khosla, Valo, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Forward Looking Statements. Certain statements in this Presentation may be considered forward looking statements. Forward looking statements generally relate to future events or Khosla’s or the Company’s future ﬁnancial or operating performance. For example, statements concerning the following include forward looking statements: development plans for Valo’s platform; the size and growth of markets for Valo’s platform; the Company’s expectations regarding the adoption of the Opal platform in the biotechnology, pharmaceutical and other industries; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward looking statements by terminology such as “may”, “should”, “ expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward looking statements are based upon estimates and assumptions that, while considered reasonable by Khosla and its management, and Valo and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including the inability of the parties to successfully or timely consummate the proposed business combination, or the expected beneﬁts of the proposed business combination or that the approval of the stockholders of Khosla is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the Nasdaq Capital Market; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of Valo as a result of the announcement and consummation of the transaction described herein; the risk that any of the conditions to closing are not satisﬁed in the anticipated manner or on the anticipated timeline; the failure to realize the anticipated beneﬁts of the proposed business combination; risks relating to the uncertainty of the projected ﬁnancial information with respect to Valo and costs related to the proposed business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the amount of redemption requests made by Khosla’s public stockholders; the effects of the COVID 19 pandemic, general economic conditions; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, and other ﬁlings with the Securities and Exchange Commission (‘SEC”), as well as factors associated with companies, such as the Company, that are engaged in drug discovery and development. Nothing in this Presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward looking statements in this Presentation, which speak only as of the date they are made and are qualiﬁed in their entirety by reference to the cautionary statements herein. Neither Khosla nor the Company undertakes any duty to update these forward looking statements. Additional Information. In connection with the proposed Business Combination, Khosla intends to ﬁle with the SEC a registration statement on Form S 4 containing a preliminary proxy statement/prospectus of Khosla, and after the registration statement is declared effective, Khosla will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Khosla ’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled in connection with the proposed Business Combination, as these materials will contain important information about Valo, Khosla and the Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Khosla as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. 2Q21 2

Disclaimer (con’t) Participants in the Solicitation. Khosla, Valo and their respective directors and executive ofﬁcers may be deemed participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination. A list of the names of Khosla’s directors and executive ofﬁcers and a description of their interests in Khosla is contained in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, which was ﬁled with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. Additional information regarding the interests of the participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Certain information contained in this Presentation relates to or is based on publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been veriﬁed by any independent source. This meeting and any information communicated at this meeting are strictly conﬁdential and should not be discussed outside your organization. The reader shall not rely upon any statement, representation or warranty made by any other person, ﬁrm or corporation in making its investment or decision to invest in the Company. Neither of Khosla, the Company, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Khosla or the Company. Valo and Opal are trademarks of Valo Health, LLC. All other trademarks and registered trademarks are property of their respective owners. This document contains the trademarks and service marks of third parties and such trademarks and service marks are the property of their respective owners. These marks may be registered and/or used in the U.S. and other countries around the world. Financial Information. The ﬁnancial information and data contained in this presentation is unaudited and certain ﬁnancial information and data does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement / prospectus or registration statement to be ﬁled by Khosla with the SEC in connection with the proposed transaction. The “pro forma” ﬁnancial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma ﬁnancial statements of Valo to be included in Khosla's proxy statement / prospectus in connection with the proposed Business Combination (when available). In addition, all of Valo's historical ﬁnancial information included herein is subject to change in accordance with PCAOB auditing standards. 2Q21 3Disclaimer (con’t) Participants in the Solicitation. Khosla, Valo and their respective directors and executive ofﬁcers may be deemed participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination. A list of the names of Khosla’s directors and executive ofﬁcers and a description of their interests in Khosla is contained in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, which was ﬁled with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. Additional information regarding the interests of the participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Certain information contained in this Presentation relates to or is based on publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been veriﬁed by any independent source. This meeting and any information communicated at this meeting are strictly conﬁdential and should not be discussed outside your organization. The reader shall not rely upon any statement, representation or warranty made by any other person, ﬁrm or corporation in making its investment or decision to invest in the Company. Neither of Khosla, the Company, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Khosla or the Company. Valo and Opal are trademarks of Valo Health, LLC. All other trademarks and registered trademarks are property of their respective owners. This document contains the trademarks and service marks of third parties and such trademarks and service marks are the property of their respective owners. These marks may be registered and/or used in the U.S. and other countries around the world. Financial Information. The ﬁnancial information and data contained in this presentation is unaudited and certain ﬁnancial information and data does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement / prospectus or registration statement to be ﬁled by Khosla with the SEC in connection with the proposed transaction. The “pro forma” ﬁnancial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma ﬁnancial statements of Valo to be included in Khosla's proxy statement / prospectus in connection with the proposed Business Combination (when available). In addition, all of Valo's historical ﬁnancial information included herein is subject to change in accordance with PCAOB auditing standards. 2Q21 3

Risk Factors The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are a subset of the general risks related to the business of Valo and the proposed Business Combination, and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. The list below is qualiﬁed in its entirety by disclosures contained in future documents ﬁled or furnished by Khosla with the SEC, and you should carefully consider these risks and uncertainties, together with the information in Valo’s consolidated ﬁnancial statements and related notes. If Valo cannot address any of the following risks and uncertainties effectively, or any other risks and difﬁculties that may arise in the future, its business, ﬁnancial condition and results of operations could be materially and adversely affected. The risks described below are not the only risks that Valo faces. Additional risks that Valo currently does not know about or that it currently believes to be immaterial may also impair its business, ﬁnancial condition or results of operations. You should review this investor presentation and perform your own due diligence and consult with your own ﬁnancial and legal advisors prior to making an investment in Khosla and Valo. Risks relating to the business of Valo will be disclosed in future documents ﬁled or furnished by Valo and/or Khosla with the SEC, including the documents ﬁled or furnished in connection with the proposed transactions between Valo and Khosla. The risks presented in such ﬁlings will be consistent with those that would be required for a public company in its SEC ﬁlings, including with respect to the business and securities of Valo and Khosla and the proposed transactions between Valo and Khosla, and may differ signiﬁcantly from, and be more extensive than, those presented below. Risks Related to Valo’s Business - Valo has a history of substantial net operating losses and expects that it will continue to incur losses for the foreseeable future. - Valo has not generated any revenue since inception, which, together with its limited operating history and rapid growth, makes evaluating Valo’s current business and prospects difﬁcult and may increase the risk of your investment. - Valo may incur signiﬁcant costs relating to ﬁnancing future acquisitions or licensing transactions. If Valo is unable to raise capital when needed or on attractive terms, Valo would be unable to consummate such transactions, forced to delay, scale back or discontinue some of its product candidate development programs or future commercialization efforts. - Valo has not conducted any clinicals trial to date. Valo’s product candidates will require preclinical and clinical development, which are lengthy and expensive processes with uncertain outcomes and the potential for substantial delays. Valo cannot give any assurance that any of its product candidates will be successful in clinical trials or receive regulatory approval, which approval is necessary before such product candidates can be commercialized. - Although Valo believes that its Opal platform has the potential to identify more promising molecules than traditional methods and to accelerate drug discovery and development, Valo’s focus on using its platform technology to discover and design molecules with therapeutic potential may not result in the discovery and development of commercially viable products for Valo or its collaborators. - Valo has invested, and expects to continue to invest, in research and development efforts that further enhance the Opal platform and advance drug candidates. Such investments in technology, data and therapeutic development are inherently risky and may affect Valo’s operating results. If the return on these investments is lower or develops more slowly than Valo expects, its revenues and results of operations may suffer. - If Valo cannot maintain existing partnerships, including its data partnerships, and cannot enter into new partnerships or similar business arrangements, Valo’s business could be adversely affected. - Because Valo has multiple programs and drug candidates in its development pipeline and is pursuing a variety of target indications and treatment modalities, Valo may expend its limited resources to pursue a particular drug candidate and fail to capitalize on opportunities that may be more proﬁtable or for which there is a greater likelihood of success. - Security breaches, loss of data and other disruptions could compromise sensitive information related to Valo’s business or prevent it from accessing critical information and expose it to liability, which could adversely affect Valo’s business and reputation. - The outcome of preclinical development testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict ﬁnal results. - Valo’s success depends on its ability to protect its intellectual property, including trade secrets. - Valo will need to expand its organization and it may experience difﬁculties in managing this growth, which could disrupt its operations. - The markets in which Valo participates are highly competitive, and if Valo does not compete effectively, including for talent necessary to meet its business goals, its business and operating results could be adversely affected. - Even if Valo receives regulatory approval for any of its current or future product candidates, there can be no assurance that Valo may be successful due to competition, reimbursement landscape and challenges to adoption of its product candidates in the industry in which Valo operates. - Valo may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm Valo’s business and results of operations. - Certain of Valo’s estimates of market opportunity and forecasts of market growth could prove to be inaccurate. - If Valo is unable to attract and retain key employees and hire qualiﬁed personnel, its ability to compete and successfully grow its business would be adversely affected. - Valo may need to raise additional funds and these funds may not be available when needed. - Changes to applicable U.S. tax laws and regulations or exposure to additional income tax liabilities could affect Valo’s business and future proﬁtability. - Business interruptions resulting from the coronavirus disease (COVID-19) outbreak or similar public health crises could cause a disruption of the development of Valo’s product candidates and adversely impact its business. Risks Related to the Business Combination - The consummation of the Business Combination is subject to a number of conditions, including entry into a deﬁnitive agreement and plan of merger (the “Merger Agreement”), and if those conditions are not satisﬁed or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. - There is no guarantee that a Khosla stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better economic position. - If the Business Combination beneﬁts do not meet the expectation of investors or securities or analysts, the market price of Khosla’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. - Potential legal proceedings in connection with the Business Combination, the outcome of which may be uncertain, could delay or prevent the completion of the Business Combination. - Following the consummation of the Business Combination, the combined company (“New Valo”) will be an “emerging growth company” and it cannot be certain if the required disclosure requirements applicable to emerging growth companies will make the post-combination company’s common stock less attractive to investors and may make it more difﬁcult to compare performance with other public companies. - New Valo will incur signiﬁcantly increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, ﬁnancial condition and results of operations. 2Q21 4Risk Factors The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are a subset of the general risks related to the business of Valo and the proposed Business Combination, and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. The list below is qualiﬁed in its entirety by disclosures contained in future documents ﬁled or furnished by Khosla with the SEC, and you should carefully consider these risks and uncertainties, together with the information in Valo’s consolidated ﬁnancial statements and related notes. If Valo cannot address any of the following risks and uncertainties effectively, or any other risks and difﬁculties that may arise in the future, its business, ﬁnancial condition and results of operations could be materially and adversely affected. The risks described below are not the only risks that Valo faces. Additional risks that Valo currently does not know about or that it currently believes to be immaterial may also impair its business, ﬁnancial condition or results of operations. You should review this investor presentation and perform your own due diligence and consult with your own ﬁnancial and legal advisors prior to making an investment in Khosla and Valo. Risks relating to the business of Valo will be disclosed in future documents ﬁled or furnished by Valo and/or Khosla with the SEC, including the documents ﬁled or furnished in connection with the proposed transactions between Valo and Khosla. The risks presented in such ﬁlings will be consistent with those that would be required for a public company in its SEC ﬁlings, including with respect to the business and securities of Valo and Khosla and the proposed transactions between Valo and Khosla, and may differ signiﬁcantly from, and be more extensive than, those presented below. Risks Related to Valo’s Business - Valo has a history of substantial net operating losses and expects that it will continue to incur losses for the foreseeable future. - Valo has not generated any revenue since inception, which, together with its limited operating history and rapid growth, makes evaluating Valo’s current business and prospects difﬁcult and may increase the risk of your investment. - Valo may incur signiﬁcant costs relating to ﬁnancing future acquisitions or licensing transactions. If Valo is unable to raise capital when needed or on attractive terms, Valo would be unable to consummate such transactions, forced to delay, scale back or discontinue some of its product candidate development programs or future commercialization efforts. - Valo has not conducted any clinicals trial to date. Valo’s product candidates will require preclinical and clinical development, which are lengthy and expensive processes with uncertain outcomes and the potential for substantial delays. Valo cannot give any assurance that any of its product candidates will be successful in clinical trials or receive regulatory approval, which approval is necessary before such product candidates can be commercialized. - Although Valo believes that its Opal platform has the potential to identify more promising molecules than traditional methods and to accelerate drug discovery and development, Valo’s focus on using its platform technology to discover and design molecules with therapeutic potential may not result in the discovery and development of commercially viable products for Valo or its collaborators. - Valo has invested, and expects to continue to invest, in research and development efforts that further enhance the Opal platform and advance drug candidates. Such investments in technology, data and therapeutic development are inherently risky and may affect Valo’s operating results. If the return on these investments is lower or develops more slowly than Valo expects, its revenues and results of operations may suffer. - If Valo cannot maintain existing partnerships, including its data partnerships, and cannot enter into new partnerships or similar business arrangements, Valo’s business could be adversely affected. - Because Valo has multiple programs and drug candidates in its development pipeline and is pursuing a variety of target indications and treatment modalities, Valo may expend its limited resources to pursue a particular drug candidate and fail to capitalize on opportunities that may be more proﬁtable or for which there is a greater likelihood of success. - Security breaches, loss of data and other disruptions could compromise sensitive information related to Valo’s business or prevent it from accessing critical information and expose it to liability, which could adversely affect Valo’s business and reputation. - The outcome of preclinical development testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict ﬁnal results. - Valo’s success depends on its ability to protect its intellectual property, including trade secrets. - Valo will need to expand its organization and it may experience difﬁculties in managing this growth, which could disrupt its operations. - The markets in which Valo participates are highly competitive, and if Valo does not compete effectively, including for talent necessary to meet its business goals, its business and operating results could be adversely affected. - Even if Valo receives regulatory approval for any of its current or future product candidates, there can be no assurance that Valo may be successful due to competition, reimbursement landscape and challenges to adoption of its product candidates in the industry in which Valo operates. - Valo may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm Valo’s business and results of operations. - Certain of Valo’s estimates of market opportunity and forecasts of market growth could prove to be inaccurate. - If Valo is unable to attract and retain key employees and hire qualiﬁed personnel, its ability to compete and successfully grow its business would be adversely affected. - Valo may need to raise additional funds and these funds may not be available when needed. - Changes to applicable U.S. tax laws and regulations or exposure to additional income tax liabilities could affect Valo’s business and future proﬁtability. - Business interruptions resulting from the coronavirus disease (COVID-19) outbreak or similar public health crises could cause a disruption of the development of Valo’s product candidates and adversely impact its business. Risks Related to the Business Combination - The consummation of the Business Combination is subject to a number of conditions, including entry into a deﬁnitive agreement and plan of merger (the “Merger Agreement”), and if those conditions are not satisﬁed or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. - There is no guarantee that a Khosla stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better economic position. - If the Business Combination beneﬁts do not meet the expectation of investors or securities or analysts, the market price of Khosla’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. - Potential legal proceedings in connection with the Business Combination, the outcome of which may be uncertain, could delay or prevent the completion of the Business Combination. - Following the consummation of the Business Combination, the combined company (“New Valo”) will be an “emerging growth company” and it cannot be certain if the required disclosure requirements applicable to emerging growth companies will make the post-combination company’s common stock less attractive to investors and may make it more difﬁcult to compare performance with other public companies. - New Valo will incur signiﬁcantly increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, ﬁnancial condition and results of operations. 2Q21 4

Combination of Khosla & Valo Health creates an industry-defining opportunity

Khosla Ventures (KV): Bold... Early... Impactful

- Early investors in industry-defining companies across multiple verticals
- Investments with $395B+ in value[1]
- KV has $14B+ AUM; 15 years+ of exceptional performance; investor alignment

Focus on long-term performance

- Tiered promote structure rewards success, aligning KV & Valo
- Sponsor will not sell/transfer any shares until the first to occur of 1 years following the acquisition or the achievement of performance targets
- KV supporting SPAC via $25M Forward Purchase Agreement backstop

Select KV Investments[1]

Company	Value	Company	Value
affirm	$17B market cap	okta	$33B market cap
DOORDASH	$48B market cap	oscar	$5B market cap
GUARDANT HEALTH	$16B market cap	QuantumScape	$16B market cap[2]
IMPOSSIBLE	$5B valuation[2]	Square	$121B market cap
instacart	$39B valuation	stripe	$95B valuation

KV Acquisition Company Team



Vinod Khosla, Founder
Founder & Managing Director at KV
Former general partner at Kleiner Perkins
Previously founded and served as CEO of Sun Microsystems



Samir Kaul, CEO
Founding Partner and Managing Director at KV
Former partner at Flagship Ventures



Peter Buckland, CFO
Partner, Managing Director, and COO at KV
Former partner at WilmerHale LLP

[1] Market capitalization as of April 12, 2021 or last publicly disclosed funding round
[2] Incubated

Valo 2Q21 5

Pro forma valuation and ownership

TRANSACTION OVERVIEW	
Share price	$10.00
Pro forma shares outstanding[1]	281.1
Equity value	$2,810.9
(+) Debt	[0.0]
(-) Pro forma cash	(488.0)
Firm value	$2,322.9

FOCUS ON LONG-TERM PERFORMANCE

- **Tiered promote structure[3]** rewards success, aligning KV and Valo
- **Sponsor will not sell/transfer any shares** until the first to occur of 1 year following the acquisition or the achievement of performance targets[4]
- KV supporting SPAC via **$25M Forward Purchase Agreement backstop**
- **Warrant-less SPAC structure**

ILLUSTRATIVE PRO FORMA OWNERSHIP[1]



KVSA public shares
10.0%
PIPE investor shares
8.0%
KVSA sponsor shares
2.0%
Existing Valo rollover equity
80.0%

SOURCES	
Valo rollover equity	$2,250.0
Khosla cash held in trust[2]	345.0
PIPE investment	168.5
Total sources	$2,763.5

USES	
Cash to balance sheet	$485.5
Equity consideration to existing investors	2,250.0
Estimated transaction expenses[2]	28.0
Total uses	$2,763.5

Source: Company filings and estimates; Amounts are $mm, except per share price
[1] Assumes no share redemptions and excludes impact of shares subject to price-vesting; Estimated common shares outstanding based on common shares owned by KVSA public shareholders (34.5mm), KVSA Sponsor/Board (6.1mm), PIPE (16.9mm), and legacy Value (225.0mm); [2] Estimated transaction fees and expenses for both SPAC and target including deferred underwriting fees, PIPE fee, financing fees and advisory, legal, accounting, and other fees. [3] At the closing of the Business Combination, all of the outstanding shares of Class B common stock will convert into an aggregate of 6,088,235 shares of the surviving company's Class A common stock; and (b) all of the outstanding shares of Class K common stock will convert into up to an aggregate of 8,697,479 shares of the surviving company's Class A common stock, but only to the extent certain triggering events occur prior to the 10th anniversary of the Business Combination, including three equal triggering events based on the surviving company's stock trading at $30.00, $40.00 and $50.00 per share following the first anniversary of the closing and also upon specified strategic transactions. For additional information, see Khosla's final prospectus relating to its initial public offering (the "Prospectus"). [4] Performance targets are triggered with respect to Class B common shares (x) if the closing price of the surviving company's Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (y) on the date on which the surviving company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction after the Business Combination that results in all of the surviving company's stockholders having the right to exchange their shares of common stock for cash, securities or other property. For additional information, see the Prospectus. Class A shares issued upon conversion of any Class K shares will not be subject to restrictions on transfer except as described in the Prospectus.

Valo 2Q21 6

Valo is a technology company built to transform the pharmaceutical industry, led by a deeply experienced team

>100	>1,000	>1,000	>28,000
drug approvals[1]	regulatory filings[1]	clinical trials[1]	AI models deployed[1]



Process and scale
Data and compute
Science and innovation
Therapeutic products
BIG PHARMA
Drug development excellence
BIG TECH
Scalability and durability
Valo
Cutting edge biological science
BIOTECH
Speed, agility, and disruption
AI / TECH STARTUP



David Berry, MD, PhD
Founder, CEO
Founder Indigo (#1, #3 CNBC Disruptor), MCRB, EVLO, AXLA, TTOO, Omega Tx, etc.; GP Flagship Pioneering



Brett Blackman, PhD
Chief Innovation Officer
Founder, CSO of HemoShear, Repertoire, and Kintai; Associate Professor of Biomedical Eng, UVA



Moni Miyashita, MBA
Chief Strategy Officer
Partner, Innosight
VP, Corporate Development, IBM



Brandon Allgood, PhD
Chief AI Officer
Co-founder & CTO, Numerate



Nish Lathia, MBA
Chief Product Officer
General Manager for multiple WW businesses, Amazon



Dan Troy, JD
Chief Legal Officer & General Counsel
General Counsel, GSK
Chief Counsel, FDA



Graeme Bell, MBA, FCMA
Chief Financial Officer
CFO, Tmunity / Intellia / Anacor
CFO, Merck U.S.



Hilary Malone, PhD
Chief Operating Officer, Pharma
Chief Regulatory Officer, Sanofi



Cissy Young, PhD
Chief People Officer
Managing Director, Russell Reynolds Associates;
Director, Strategy & BD, Cerulean Pharma

>115 FTEs at the convergence of life sciences and technology[2]

[1] Valo data aggregates historical experience across Valo staff
[2] As of April 15, 2021

Valo 2Q21 7

Valo's Board and investors support the company's vision of transforming the pharmaceutical industry

BOARD OF DIRECTORS



Ron Hovsepian
Chairman of the Board of Directors
CEO Indigo Agriculture, Former CEO Novell, Former CEO Intralinks, Chairman of Ansys



David Berry, MD, PhD
Board Director
Founder Indigo (#1, #3 CNBC Disruptor), MCRB, EVLO, AXLA, TTOO, Omega Tx, etc.; GP Flagship Pioneering



Brett Chugg, MBA[2]
Board Director
Managing Director, Koch Disruptive Technologies



Judy Lewent, MBA
Board Director
Former CFO Merck; Non-executive director at Dell, Motorola, GSK, Thermo Fisher



Shreeram Aradhye, MD
Board Director
Former CMO Novartis Pharmaceuticals



Paul Biondi, MBA
Board Director
Former Head of Business Development and Strategy, Bristol-Myers Squibb



David Epstein, MBA
Board Director
Former CEO Novartis Pharmaceuticals



Harsha Ramalingam, MBA
Board Director
Former CIO, CISO, and Global VP Ecommerce Platform (Built 5th generation ecommerce platform), Amazon



Adam Smalley, MBA[2]
Board Director
Complementary Portfolio; Office of the CIO; PSP Investments

INVESTORS[1]

Flagship Pioneering

KOCH DISRUPTIVE TECHNOLOGIES

INVUS

MIRAE ASSET

HBM Partners

PSP

Atinum PARTNERS

[1] Select names from Series A & Series B
[2] KDT and PSP's right to designate a board director expires on a public offering

Valo 2Q21 8

The pharmaceutical industry is at an inflection point: the scale of human centric data and computation now enables a step change[1]

PHARMACEUTICAL INDUSTRY TRENDS		*THE VALO OPPORTUNITY*
Decreasing R&D productivity[3]		**Data & computation** designed to increase precision, and reduce cost and time
Increasing pricing pressures[3]	**$1.25T** Biopharmaceutical worldwide industry revenue[2]	**Scalable, capital efficient platform** designed to provide sustainable value creation
Point-to-point system[4]		**Unified and integrated** to provide continuous improvement
Divergent stakeholders[5]		**Aligned patient, market and development needs**

[1] Steedman, Mark., et al. "Intelligent Biopharma: Forging the Links Across the Vale Chain." Deloitte Insights, Deloitte Center for Health Solutions, (Oct 2019)
[2] Global pharmaceutical industry, Statista (Accessed April 20, 2021)
[3] Deloitte. "Ten years on: Measuring the Return from Pharmaceutical Innovation 2019." Deloitte Center for Healthcare Solutions, (2019)
[4] Konersmann, Todd., et al. "Innovating R&D with the Cloud: Business Transformation Could Require Cloud-Enabled Ecosystems, and Services." Deloitte Insights, Deloitte Center for Health Solutions, (Dec 2020)
[5] Peter Kolchinsky, The Great American Drug Deal: A New Prescription for Innovative and Affordable Medicines, Ch 1. (Evelexa Press, 2020)

Valo 2Q21 9

Valo is a technology company built to transform drug discovery and development using human-centric data and computation...

LEGACY BIOPHARMA MODEL[1,2]


Biological Discovery
Target ID
Target to Hit
Hit to Lead
Ph II
Ph I
Preclinical
Lead Opt
Ph III
Reg
Comm

LOCALIZED[3] | DISINTEGRATED[3]
SURROGATE-DEPENDENT[4] | SERIAL[1]

VALO DRUG ACCELERATION MODEL[5]


BIOLOGICAL DISCOVERY
RWE
Diagnosis
Target Discovery
Target ID
THERAPEUTIC DESIGN
Target to Hit
Hit to Lead
Lead Opt
Preclinical
CLINICAL DEVELOPMENT
Phase I
Phase II
Phase III
Reg
Comm
Opal™
PLATFORM

UNIFIED | INTEGRATED
HUMAN-CENTRIC | PARALLEL

Target ID = Target Identification; RWE = Real World Evidence; Lead Opt = Lead Optimization; Reg = Regulatory; Comm = Commercial; AI = Artificial Intelligence
[1] Paul, Steven M., et al. "How to improve R&D productivity: the pharmaceutical industry's grand challenge." Nat Rev Drug Discov 9, 203-214 (Mar 2010). [2]Hughes, James P., et al. "Principles of Early Drug Discovery." *British Journal of Pharmacology* 162.6, 1239-1249 (Mar 2011). [3] Konersmann, Todd., et al. "Innovating R&D with the Cloud: Business Transformation Could Require Cloud-Enabled Ecosystems, and Services." Deloitte Insights, Deloitte Center for Health Solutions, (Dec 2020). [4] See, for example, Seoka, Junhee, et al. "Genomic Responses in Mouse Models Poorly Mimic Human Inflammatory Diseases." PNAS, 110 (9) 3507-3512. (Feb 26, 2013). [5] The Opal platform is designed to reduce time and cost in the drug discovery and development process, which we refer to as the Valo Drug Acceleration Model

Valo 2Q21 10

…designed to enable a new model of drug discovery and development rather than applying AI to the constrained, legacy model

AI-DRIVEN LIFE SCIENCES INNOVATION

REINFORCING LEGACY



Biological Discovery
Target ID
Target to Hit
Hit to Lead
Ph II
Ph I
Preclinical
Lead Opt
Ph III
Reg
Comm

Legacy biopharma model struggles to effectively integrate and leverage the full power of data & AI[1]

VALO TRANSFORMATION



BIOLOGICAL DISCOVERY
THERAPEUTIC DESIGN
CLINICAL DEVELOPMENT
Diagnosis
Target Discovery
Target ID
Target to Hit
Hit to Lead
Lead Opt
Preclinical
Phase I
Phase II
Phase III
Reg
Comm
RWE
Opal
PLATFORM

Valo's drug acceleration model is designed to create an integrated process centered on data & AI

Valo
[1] Konersmann, Todd, et al. "Innovating R&D with the Cloud: Business Transformation Could Require Cloud-Enabled Ecosystems, and Services." Deloitte Insights, Deloitte Center for Health Solutions, (Dec 2020)
AI = Artificial Intelligence; Target ID = Target Identification; RWE = Real World Evidence; Lead Opt = Lead Optimization; Reg = Regulatory; Comm = Commercial

2Q21 11

Valo’s Opal platform is designed to enable a fully integrated, human-centric approach to the systematic development of better drugs, faster Valo is building an end-to-end, fully-integrated drug development platform with a uniﬁed architecture, founded upon world-class human-centric data and AI-anchored computation 2Q21 12Valo’s Opal platform is designed to enable a fully integrated, human-centric approach to the systematic development of better drugs, faster Valo is building an end-to-end, fully-integrated drug development platform with a uniﬁed architecture, founded upon world-class human-centric data and AI-anchored computation 2Q21 12

Valo's Opal platform consists of an integrated set of capabilities designed to transform data into valuable insights that may accelerate discoveries

Opal's design intent is to create a **data→compute→drug flywheel** which increases Opal's capability with each 'loop'...

SELF-REINFORCING ACTIVE LEARNING

COMPREHENSIVE HUMAN-CENTRIC DATA

Valo's current data powers the breadth of the Opal platform

- **Deep longitudinal patient data**
  Exclusive and non-exclusive access
- **Multidimensional panomics**
  Exclusive and non-exclusive access
- **Biological and chemical data**
  Exclusive and non-exclusive access

AI-ANCHORED COMPUTE

INTEGRATED CAPABILITIES



DESIGNED TO
ACCELERATE DRUG DEVELOPMENT

- Targets
- Molecules
- Patient subpopulations
- Biomarkers
- ...

SINGLE INTEGRATED ARCHITECTURE

...thus more **scale and faster execution is intended to lead to increasing capability and competitive advantage**

Valo 2Q21 13

Valo's aspiration is for Opal to become the industry standard platform for drug discovery and development, unlocking multiple business models

CURRENT

Building what we believe is the first digitally native fully integrated pharma

FUTURE

Aspiration to become the standard technology platform for drug development

1 BUILD

Build Opal platform and Data Lake

Build a **digitally native fully integrated platform** anchored on patient data and AI

2 VALIDATE

Validate Opal platform through internal pipeline

Accelerate **advancement of a scaled portfolio of therapeutic programs** across key inflection points

3 SCALE

Scale Opal platform through high-value partnerships

Aim to form selective **high-value partnerships to enable capital efficient scaling** of Opal and increased velocity of flywheel

4 DEMOCRATIZE

Democratize access to Opal through software businesses

Aim to launch multiple targeted **Opal-enabled software businesses** to position Valo's drug acceleration model as the **default choice for all drug developers**

Valo's strategy aims to accelerate Opal's data→compute→drug flywheel over time

Valo 2Q21 14

Opal is built upon a differentiated, human-centric, and high quality data foundation

DATA

>125M years of longitudinal patient data

Valo's cumulative longitudinal patient data



>125M
125M
100M
75M
50M
25M
0M
Total patient years of data
- Near zero missingness rate on patients
- Average of 15 years of continuous data
- Continuous updating
37.5M
0M
Founding (2019)
End 2019
End 2020

Multidimensional -'omics

Exclusive access to one of the largest prospective studies spanning pan-omics, imaging, and medical records

- **>22.5T** Whole genome sequencing data points
- **>210M** mRNA sequencing data points
- **>21M** Metabolomic and/or proteomic data points
- **>320K** Blood sample aliquots





>13K images
paired with related scoring data

Opal fuses Valo's novel and/or exclusive longitudinal and 'omics data using proprietary methodologies designed to enable intelligent imputation, the upgrade of public and semi-private data, and the generation of novel insights

Valo 2Q21 15

Opal is an end-to-end platform, enabled by Valo’s data capabilities to bring human-centricity to the process, shifting from serial to parallel PLATFORM BIOLOGICAL DISCOVERY Human data to identify human targets designed to treat human disease with enhanced clinical development proﬁles based on genotype-phenotype-causality linkages TM CLINICAL DEVELOPMENT THERAPEUTIC DESIGN Designed to improve safety, Active learning, self-reinforcing, in silico - experimental platform that is efﬁcacy, patient selection and disease selection for increased designed to rapidly iterate to design drugs, while testing and optimizing likelihood of success multiple feature dimensions in parallel 2Q21 16Opal is an end-to-end platform, enabled by Valo’s data capabilities to bring human-centricity to the process, shifting from serial to parallel PLATFORM BIOLOGICAL DISCOVERY Human data to identify human targets designed to treat human disease with enhanced clinical development proﬁles based on genotype-phenotype-causality linkages TM CLINICAL DEVELOPMENT THERAPEUTIC DESIGN Designed to improve safety, Active learning, self-reinforcing, in silico - experimental platform that is efﬁcacy, patient selection and disease selection for increased designed to rapidly iterate to design drugs, while testing and optimizing likelihood of success multiple feature dimensions in parallel 2Q21 16

Biological discovery: Human-centric target discovery powered by causal artiﬁcial intelligence approaches BIOLOGICAL DISCOVERY 2 1 Bayesian network analysis Circulating TARGET1 Presumed loss of levels were function in BIOMARKER signiﬁcantly higher GENE1 has been in vascular disease, associated with compared to lower circulating controls TARGET1 levels 2 1 0 1 2 100 200 300 400 Number of Alleles Metabolite 2 3 GENOTYPE PHENOTYPE 3 Data implies causality of Opal is designed to Presumed loss of function TARGET1 in vascular variants GENE1 has been generate novel associated with lower disease, which can be targets for precise prevalence of vascular modulated by disease patient populations GENE1/PROTEIN1 inhibition via explainable and builds foundation for methodologies biomarker-driven trials 0 1 2 Number of Alleles 2Q21 17 Metabolite 1 -2 -1 0 1 2 Frequency of Coronary Artery Disease (%) Cumulative Rate of Coronary Artery Disease 0.15 0.20 0.25 0.30 0.35Biological discovery: Human-centric target discovery powered by causal artiﬁcial intelligence approaches BIOLOGICAL DISCOVERY 2 1 Bayesian network analysis Circulating TARGET1 Presumed loss of levels were function in BIOMARKER signiﬁcantly higher GENE1 has been in vascular disease, associated with compared to lower circulating controls TARGET1 levels 2 1 0 1 2 100 200 300 400 Number of Alleles Metabolite 2 3 GENOTYPE PHENOTYPE 3 Data implies causality of Opal is designed to Presumed loss of function TARGET1 in vascular variants GENE1 has been generate novel associated with lower disease, which can be targets for precise prevalence of vascular modulated by disease patient populations GENE1/PROTEIN1 inhibition via explainable and builds foundation for methodologies biomarker-driven trials 0 1 2 Number of Alleles 2Q21 17 Metabolite 1 -2 -1 0 1 2 Frequency of Coronary Artery Disease (%) Cumulative Rate of Coronary Artery Disease 0.15 0.20 0.25 0.30 0.35

Biological discovery: Opal’s human-based capabilities designed to enable discovery of targets linked to precisely selected patient populations BIOLOGICAL DISCOVERY Designed to causally link therapeutic intervention to target & pathway mechanism to physiological PATIENT biomarkers of patient ﬁt & response to disease-relevant outcomes (e.g., motor symptoms) within SUBGROUP biologically real patient subgroups across multiple real-world, clinical, and preclinical data sources ILLUSTRATIVE NEURODEGENERATIVE EXAMPLE MOLECULE Clinical Clinical Presentation / Subgroup Biosignature embedding severity & medication demographics subgroup progression MECHANISM diuretics constipation 18 - muscle relaxant age MAOi, COMTi, ⬇ Bio- BIOMARKER amantadine, etc 32 ++ seizure/psych signature-1 age MAOi restless leg⬇ Bio- 85 + OUTCOME stiffness signature-2 age 2Q21 18 ratio ratio ratioBiological discovery: Opal’s human-based capabilities designed to enable discovery of targets linked to precisely selected patient populations BIOLOGICAL DISCOVERY Designed to causally link therapeutic intervention to target & pathway mechanism to physiological PATIENT biomarkers of patient ﬁt & response to disease-relevant outcomes (e.g., motor symptoms) within SUBGROUP biologically real patient subgroups across multiple real-world, clinical, and preclinical data sources ILLUSTRATIVE NEURODEGENERATIVE EXAMPLE MOLECULE Clinical Clinical Presentation / Subgroup Biosignature embedding severity & medication demographics subgroup progression MECHANISM diuretics constipation 18 - muscle relaxant age MAOi, COMTi, ⬇ Bio- BIOMARKER amantadine, etc 32 ++ seizure/psych signature-1 age MAOi restless leg⬇ Bio- 85 + OUTCOME stiffness signature-2 age 2Q21 18 ratio ratio ratio

Therapeutic design: Opal's proprietary active learning loop is designed to accelerate programs through the discovery process (target → drug candidate)

THERAPEUTIC DESIGN

OPAL'S INTEGRATED MOLECULE DESIGN LOOP

Opal is designed to make computational predictions in parallel with molecule design to generate better optimized compounds in each cycle, while performing serial processes in parallel

Molecule Discovery Input Data

>200K ADME data points from >50 endpoint assays
>10M compounds with activity data
>70 trillion virtual molecules created
>375M molecules scored

Predictive Models

Generated by the input data set.
Activity, selectivity, toxicity, metabolism, bioavailability, synthesizability, etc.

>30,000 models built and deployed

>2 billion predictions made, evaluating against optimization criteria




In-House Valo Laboratories (>40K sq. ft.)

Automated synthesis + purification of **5,000 molecules/month** (average)
DEL libraries of **>5B drug-like compounds**
4 automated HTS platforms operating up to 24/6
HTS library of **>500K compounds**

Closed loop structure designed to allow **Valo to start anywhere in the process without the typical limitations of disintegrated AI** molecule design

Valo HTS = high throughput screening; DEL = DNA-encoded library; ADME = absorption, distribution, metabolism, and excretion

2Q21 19

Therapeutic design: Opal is designed to simultaneously optimize for target activity, ADME, and tox, moving from a serial to a parallel process

THERAPEUTIC DESIGN

TRADITIONAL DEVELOPMENT

Traditional molecule discovery methods screen for tox and modify compounds in a linear, serial fashion[1]


Compound screening
In vitro efficacy
In vivo efficacy
Tox screen
•••

VALO INTEGRATED DEVELOPMENT

Opal is designed to make computational predictions in parallel with molecule design to generate better optimized compounds in each cycle

Valo's parallelized design cycle


Molecule design
Integrated design
Experimental confirmation
Data
Tox & ADME prediction

EXAMPLE PARALLELIZED DESIGN[2]

CYCLE 1
25 compounds synthesized
Key activity goals met

CYCLE 2
31 compounds synthesized
Key off-targets modeled

CYCLE 3
13 compounds synthesized
All optimization goals met



[1] Hughes, James P., et al. "Principles of Early Drug Discovery." *British Journal of Pharmacology* 162.6, 1239-1249 (Mar 2011)
[2] Aggregates historical data from acquisitions and work conceived and/or advanced by Valo; Valo does not have ongoing rights related to clinical drug program developed prior to Valo's acquisitions

Valo 2Q21 20

Clinical development: Valo's approach to trial optimization is being designed to leverage patient datasets to identify sub-populations likely to benefit

CLINICAL DEVELOPMENT

1 Featurize patient data & biomarker signature discovery →
2 Identify pathway dysfunction in selected subgroups →
3 Design pragmatic clinical studies →
4 Monitor and adapt study on ongoing basis →
Optimized, higher LoS trials

INPUTS

Step	Inputs
1	Opal Patient Data; Public Datasets; Opal Panomic Data
2	Opal Panomic Data; Opal Chemistry & Biology Data; Opal Biological knowledge graphs
3	Opal Chemistry & Biology Data; Opal Biological knowledge graphs
4	Opal Chemistry & Biology Data; Opal Biological knowledge graphs; Opal simulation data

Valo's differentiated approach is designed to **harness our proprietary data lake to precisely identify responder populations (patients and time), enabling pragmatic studies** — for faster and more effective studies

Valo LoS = likelihood of success 2Q21 21

Clinical development: Development of OPL-0301, a biased $S1P_1$ agonist, is designed to validate Opal's clinical acceleration capabilities

CLINICAL DEVELOPMENT

Valo's goal is to computationally define clinical hypotheses *a priori* and continuously refine them throughout development, potentially enabling smaller, more precise trials and a faster path to approval

DATA INPUTS

- **Longitudinal clinical data**
- **Deep cardiovascular disease data**
- **Biological knowledge graphs**
- **Chemical and molecular data**



Opal
PLATFORM
BIOLOGICAL DISCOVERY
THERAPEUTIC DESIGN
CLINICAL DEVELOPMENT
Diagnosis
Target Discovery
Target ID
Target to Hit
Hit to Lead
Lead Opt
Preclinical
Phase I
Phase II
Phase III
Reg
Comm
RWE

PLATFORM OUTPUTS

- **Identify and characterize patient subgroups**
- **Identify and characterize biomarkers**
- **Select patient groups and biomarker hypotheses**

Designed to produce precisely defined patient selection criteria

Valo 2Q21 22

DATA PROGRAMS / INSIGHTS Valo’s scalable acceleration model is designed to build a ‘supply chain’ of programs as a digitally native therapeutics company INTERNAL SUPPLY CHAIN OPAL ACCELERATION FLYWHEEL OF PROGRAMS DATA Portfolio designed to FOCUS THERAPEUTIC AREAS: reduce risk and achieve CARDIOVASCULAR-METABOLIC-RENAL high value outcomes 1 First clinical program launch expected in 2021 ONCOLOGY Opal designed to enable 2 1 Multiple Drug Candidates expected in 2021 scalable activation and advancement of NEURODEGENERATIVE DRUG COMPUTE Multiple novel preclinical programs expected programs 1 in 2021 The self-reinforcing nature of Opal’s ﬂywheel is designed to enable increasing utility with and at scale [1] Reﬂects management’s 2021 goals 2Q21 23 [2] “Drug Candidates” are asset programs that are undergoing IND-enabling studies DATA PROGRAMS / INSIGHTS Valo’s scalable acceleration model is designed to build a ‘supply chain’ of programs as a digitally native therapeutics company INTERNAL SUPPLY CHAIN OPAL ACCELERATION FLYWHEEL OF PROGRAMS DATA Portfolio designed to FOCUS THERAPEUTIC AREAS: reduce risk and achieve CARDIOVASCULAR-METABOLIC-RENAL high value outcomes 1 First clinical program launch expected in 2021 ONCOLOGY Opal designed to enable 2 1 Multiple Drug Candidates expected in 2021 scalable activation and advancement of NEURODEGENERATIVE DRUG COMPUTE Multiple novel preclinical programs expected programs 1 in 2021 The self-reinforcing nature of Opal’s ﬂywheel is designed to enable increasing utility with and at scale [1] Reﬂects management’s 2021 goals 2Q21 23 [2] “Drug Candidates” are asset programs that are undergoing IND-enabling studies

Opal platform offers the opportunity to accelerate the development of programs

OPAL PLATFORM		INDUSTRY
New target identification in ***weeks*** *(CV and ND targets discovered and/or statistically validated in less than a month)*	vs.	***6-12 months*** for typical target discovery using surrogates rather than humans[1]
New molecule identification, validation and transition to hit-to-leads (H2L) in ***months*** *(H2L 1 billion evaluated, 100s made/tested, multiple proprietary series)*	vs.	Average of ***6-12 months*** to move from target to hit to lead candidate[1]
Lead optimization (LO) in ***months*** *(LO in 9-12 months driven by Opal-enabled compressed number of LO chemistry cycles)*	vs.	Average of ***two years*** spent in lead optimization alone[1]
Causal biomarker discovery in ***months*** *(0 to novel Parkinson's biomarker in 2 months)*	vs.	***Significant time and resource investment*** to discover clinically relevant biomarkers[2]

CV = cardiovascular; ND = neurodegenerative; H2L = hit-to-lead; LO = lead optimization

[1] Paul, Steven M., et al. "How to improve R&D productivity: the pharmaceutical industry's grand challenge." Nat Rev Drug Discov 9, 203-214 (Mar 2010). [2] See, for example, Paulovich, Amanda G., et al. "The interface between biomarker discovery and clinical validation: The tar pit of the protein biomarker pipeline." Proteomics Clin Appl 2, 1386-1402 (Oct 2008).

Valo 2Q21 24

Internal supply chain of programs demonstrates impact of Opal drug acceleration, providing, we believe, validation to scale via external program supply chain

TARGET DISCOVERY | MOLECULE DISCOVERY | IND ENABLING | PHASE I | PHASE II

Area	Program	Indication
CARDIOVASCULAR-METABOLIC-RENAL	OPL-0301[1]	Post-MI; Acute Kidney Injury
	OPL-0401[2]	Diabetic Retinopathy; Diabetic Complications
	OPAL-0022	Atherosclerosis
	OPAL-0004	Atherosclerosis; Glioblastoma
	OPAL-0018	Atherosclerosis
	OPAL-0003	Heart Failure; Glioblastoma
ONCOLOGY	OPL-0101[3]	Immuno-Oncology (Platform for broader Immunology)
	OPAL-0021	Heme-Targeting
	OPAL-0015	NSCLC; Squamous Cell Carcinoma; Targeted Defined Tumors
	OPAL-0024	Defined Tumors
	OPAL-0001	Medulla/Glioblastoma Brain Tumors; Breast Cancer
	OPAL-0014	Pancreatic Ductal Adenocarcinoma (PDAC), Targeted Defined Tumors
	OPAL-0023	Defined Tumors; Immune Modulation
	OPAL-0012	NSCLC
NEURODEGENERATIVE	OPAL-0016	Induced Neuropathy and Cardiomyopathy
	OPAL-0002	Neurodegenerative
	OPAL-0006	Neurodegenerative; Oncology (metastatic)

PLANNED 2021 INTERNAL SUPPLY CHAIN KEY MILESTONES[4]

- Launching Opal-enabled Phase II study for OPL-0301
- Planning Opal-enabled Phase II study for OPL-0401 (launch in 2022)
- Advancing OPL-0101 IND-enabling experiments
- Advancing 2 internal discovery programs toward Drug Candidate status
- Activating 2 discovery programs pursuing targets enabled by Opal

PLANNED 2021 EXTERNAL SUPPLY CHAIN KEY MILESTONES[4]

- Launching strategic ecosystem partnership program
- Increased flywheel velocity through data and compute expansion

Proprietary programs across cardiovascular-metabolic-renal, oncology, and neurodegenerative disease that use and/or further build Opal. Additional proprietary preclinical programs with potential for out-licensing or future development.

Valo

Pipeline as of May 28, 2021 [1] Valo in-licensed OPL-0301 in February 2021 [2] Valo in-licensed OPL-0401 in May 2021 [3] Valo acquired OPL-0101 in May 2021 [4] Reflects management's 2021 goals.

2Q21 25

OPL-0301: Preclinical and Phase I data suggests differentiated biology A biased S1P agonist designed to avoid the side effects of other We believe Opal has the potential to enable 1 THERAPEUTIC OPAL Murine, In vivo S1P modulators will unlock therapeutic beneﬁt for post-MI left accelerated development of a biased S1P agonist for 1 1 HYPOTHESIS VALIDATION 4 ventricular dysfunction and acute kidney injury patients CV development. Intent to enter Phase 2 in 4Q21 Phase I efﬁcacy data Therapeutic hypothesis Phase I safety data Lower plasma S1P in patients admitted for MI Effect of 28 day once-daily treatment of OPL-0301 (1 Absolute change from baseline heart rate compared to controls. Further reduction over and 5mg), or placebo on % ﬂow-mediated dilation on day 14 subsequent 5 days (FMD) 600 1 250 Post-hoc analysis 500 p=0.002 200 400 p=0.0001 300 150 p=0.0001 200 100 100 1 All FMD data 50 0 Control Infarction 5d later Infarction 5d later Signiﬁcant renal function preservation in rat acute kidney injury model ischemia/reperfusion 500 p < 0.0001 Theoretical Time 400 Placebo OPL-0301 0.5 mg OPL-0301 1 mg Placebo (n=6) OPL-0301 5mg (n=15) OPL-0301 2.5 mg OPL-0301 5 mg OPL-0301 10 mg Sildenaﬁl 50mg (n=6) OPL-0301 1mg (n=15) 300 OPL-0301 15 mg 200 p < 0.05 Evidence for dose and time-dependent endothelial p < 0.001 Unlike other S1P s, Phase I data suggests that at doses 100 1 2 effects of OPL-0301, at least as good as sildenaﬁl -89% <= 5 mg, OPL-0301 evokes little or no effects on heart -96% 0 3 (FMD is correlated with cardiovascular events ) 0 0.3 1 3 rate (no symptomatic bradycardia or tachyphylaxis) sham OPL-0301 mg/kg orally [1] Exclusion criteria in post-hoc analysis was to exclude FMD for all subsequent time-points following an increase in hsCRP of >2.5 mg/L compared to baseline. FMD expressed as change from baseline. Bars are mean +/- SEM. Number of FMD data points shown within each bar chart; [2] Study and analysis conducted by third party. [3] Matsuzawa, Yasushi, et al. Prognostic Value of Flow-Mediated Vasodilation in Brachial Artery and 2Q21 26 Fingertip Artery for Cardiovascular Events: A Systematic Review and Meta-Analysis. J Am Heart Assoc. (Nov13, 2015), PMID: 26567372. [4] Reﬂects management’s 2021 goals Absolute change Heart Rate (bpm) %FMD %FMD (change from baseline) (change from baseline) Sphingosine-1-phosphate Creatininemia [pmol/ml] (μmol/L)OPL-0301: Preclinical and Phase I data suggests differentiated biology A biased S1P agonist designed to avoid the side effects of other We believe Opal has the potential to enable 1 THERAPEUTIC OPAL Murine, In vivo S1P modulators will unlock therapeutic beneﬁt for post-MI left accelerated development of a biased S1P agonist for 1 1 HYPOTHESIS VALIDATION 4 ventricular dysfunction and acute kidney injury patients CV development. Intent to enter Phase 2 in 4Q21 Phase I efﬁcacy data Therapeutic hypothesis Phase I safety data Lower plasma S1P in patients admitted for MI Effect of 28 day once-daily treatment of OPL-0301 (1 Absolute change from baseline heart rate compared to controls. Further reduction over and 5mg), or placebo on % ﬂow-mediated dilation on day 14 subsequent 5 days (FMD) 600 1 250 Post-hoc analysis 500 p=0.002 200 400 p=0.0001 300 150 p=0.0001 200 100 100 1 All FMD data 50 0 Control Infarction 5d later Infarction 5d later Signiﬁcant renal function preservation in rat acute kidney injury model ischemia/reperfusion 500 p < 0.0001 Theoretical Time 400 Placebo OPL-0301 0.5 mg OPL-0301 1 mg Placebo (n=6) OPL-0301 5mg (n=15) OPL-0301 2.5 mg OPL-0301 5 mg OPL-0301 10 mg Sildenaﬁl 50mg (n=6) OPL-0301 1mg (n=15) 300 OPL-0301 15 mg 200 p < 0.05 Evidence for dose and time-dependent endothelial p < 0.001 Unlike other S1P s, Phase I data suggests that at doses 100 1 2 effects of OPL-0301, at least as good as sildenaﬁl -89% <= 5 mg, OPL-0301 evokes little or no effects on heart -96% 0 3 (FMD is correlated with cardiovascular events ) 0 0.3 1 3 rate (no symptomatic bradycardia or tachyphylaxis) sham OPL-0301 mg/kg orally [1] Exclusion criteria in post-hoc analysis was to exclude FMD for all subsequent time-points following an increase in hsCRP of >2.5 mg/L compared to baseline. FMD expressed as change from baseline. Bars are mean +/- SEM. Number of FMD data points shown within each bar chart; [2] Study and analysis conducted by third party. [3] Matsuzawa, Yasushi, et al. Prognostic Value of Flow-Mediated Vasodilation in Brachial Artery and 2Q21 26 Fingertip Artery for Cardiovascular Events: A Systematic Review and Meta-Analysis. J Am Heart Assoc. (Nov13, 2015), PMID: 26567372. [4] Reﬂects management’s 2021 goals Absolute change Heart Rate (bpm) %FMD %FMD (change from baseline) (change from baseline) Sphingosine-1-phosphate Creatininemia [pmol/ml] (μmol/L)

OPL-0401: Oral candidate with retinal exposure with the potential to address complications of diabetes, including diabetic retinopathy (DR)

THERAPEUTIC HYPOTHESIS

A ROCK1/2 inhibitor with oral dosing and preferential exposure in the retina could address currently underserved diabetic retinopathy with an orally available therapeutic

OPAL VALIDATION

Pragmatic phase II trial designed to identify responder cohorts, indications and intervention approaches, and inform expansion across diabetic triopathy[2]

OPL-0401 has potential for DR with expansion across diabetic triopathy

- OPL-0401 is designed to be **orally available** with **preferential retinal exposure,** and to have **better comparable potency to known competitors**
- Differentiated PK/PD has been observed to **reduce systemic exposure,** limiting typical ROCK AEs in multiple studies
- Potential opportunity to expand into diabetic triopathy and other complications, to be evaluated through pragmatic clinical trial

Historical clinical proof of concept for ROCK inhibition in DR suggests potential for OPL-0401

ROCK inhibition in combination with anti-VEGF has the potential to reduce central macular thickness, including in VEGF-refractory DR[1]



Severe diabetic macular edema despite intravitreal (IVT) anti-VEGF treatment

Reduction in central macular thickness one month after combined IVT ROCK inhibitor + anti-VEGF

Effect of ROCK inhibition in combination with anti-VEGF was sustained over time (6 months)[2]

- Valo expects to conduct a **pragmatic phase II study for OPL-0401 with the goal of enhancing precision in DR and enabling expansion into diabetic triopathy**
- **OPL-0401 has been evaluated in multiple clinical studies to date,** and has been observed to not lead to bradycardia or tachyphylaxis at perceived therapeutic doses in studied patient populations

ROCK = Rho-associated kinase; anti-VEGF = anti-vascular endothelial growth factor; SoC = standard of care; DR = diabetic retinopathy; AE = adverse event
[1] Nourinia, Ramin, et al. "Intravitreal Fasudil Combined with Bevacizumab for Treatment of Refractory Diabetic Macular Edema; A Pilot Study." *Journal of Ophthalmic & Vision Research*, Vol. 8 (4), 337-40. (Oct 2013).
[2] Reflects management's current expectations

Valo 2Q21 27

OPL-0101: Designed as targeted NK cell & T cell stimulator with reduced exhaustion An NK cell and CD8+ T cell selective Potential for monotherapy activity as well as enriched activator protein that avoids Tregs with combination therapy with potential for improved THERAPEUTIC FUTURE OPAL HYPOTHESIS VALIDATION minimal toxicity or exhaustion could tolerability and potential reduced exhaustion. Poised 2 enable a new frontier in immune oncology to identify responder populations OPL-0101 is designed to leverage cell targeting and Mouse and non-human primate data showed activity, low adverse event occurrence, multiple activation paths to prime NK and CD8+ T and reduced exhaustion cells for selective activation MURINE, in vivo LEWIS LUNG CARCINOMA MURINE MODEL OPL-0101 OPL-0101 INTRAVENOUS INJECTION (fusion protein) 200,000 IUe Lung Liver NKG2D 100 saline wt IL-2 mut IL-2 OPL-0101 50 treatment 0 0 5 10 15 20 25 30 35 40 45 50 Days Post Tumor Injection - OPL-0101’s toxicity began at 13x the “therapeutic dose” and 6x the lethal dose of wild-type IL-2 (based on mouse models) - Lack of damage to lung and liver - Initial NHP data showed NK and CD8+ to Treg ratios increased up tissue demonstrates low off-target to 20-fold compared to baseline effect with OPL-0101 (bottom row) mut IL-2 is IL-2 that is mutated to not bind the alpha receptor; Pathway diagram is a custom visualization which reﬂects Valo’s therapeutic hypothesis 2Q21 28 [2] Reﬂects management’s current expectations OPL-0101 mut IL2 wt IL2 Percent Survival OPL-0101: Designed as targeted NK cell & T cell stimulator with reduced exhaustion An NK cell and CD8+ T cell selective Potential for monotherapy activity as well as enriched activator protein that avoids Tregs with combination therapy with potential for improved THERAPEUTIC FUTURE OPAL HYPOTHESIS VALIDATION minimal toxicity or exhaustion could tolerability and potential reduced exhaustion. Poised 2 enable a new frontier in immune oncology to identify responder populations OPL-0101 is designed to leverage cell targeting and Mouse and non-human primate data showed activity, low adverse event occurrence, multiple activation paths to prime NK and CD8+ T and reduced exhaustion cells for selective activation MURINE, in vivo LEWIS LUNG CARCINOMA MURINE MODEL OPL-0101 OPL-0101 INTRAVENOUS INJECTION (fusion protein) 200,000 IUe Lung Liver NKG2D 100 saline wt IL-2 mut IL-2 OPL-0101 50 treatment 0 0 5 10 15 20 25 30 35 40 45 50 Days Post Tumor Injection - OPL-0101’s toxicity began at 13x the “therapeutic dose” and 6x the lethal dose of wild-type IL-2 (based on mouse models) - Lack of damage to lung and liver - Initial NHP data showed NK and CD8+ to Treg ratios increased up tissue demonstrates low off-target to 20-fold compared to baseline effect with OPL-0101 (bottom row) mut IL-2 is IL-2 that is mutated to not bind the alpha receptor; Pathway diagram is a custom visualization which reﬂects Valo’s therapeutic hypothesis 2Q21 28 [2] Reﬂects management’s current expectations OPL-0101 mut IL2 wt IL2 Percent Survival

Valo is seeking to develop best-in-class compounds leveraging known or proven biology Creating a PARP1 inhibitor with central Preventing NAMPT inhibition in the OPL-0001: PARP1 OPL-0021: NAMPT penetrance while preserving activity could retina while driving peripheral activity THERAPEUTIC THERAPEUTIC enable treatment of brain metastasis and could create a next generation cancer HYPOTHESIS HYPOTHESIS 1 1 primary brain cancers therapeutic DESIGNING A CNS-PENETRANT PARP1 INHIBITOR RAT RETINA AND PLASMA DISTRIBUTION RATIO OPL-0036810 Comparator (20 mpk) OPAL-0021 (10 mpk) OPL-0036820 Clinical-stage Valo preclinical Predicted in vivo biodistribution OPL-0036367 NAMPT asset NAMPT compound Log([brain]/[plasma]) 40,000 DEL-003 OPL-0036368 OPL-0036819 OPL-0036330 OPL-0036811 Brain 30,000 OPL-0036847 OPL-0036908 OPL-0036909 174x OPL-0036805 OPL-0036405 20,000 OPL-0036892 DEL-001 DEL-005 Plasma DEL-002 OPL-0036804 10,000 DEL-004 Comparator 1 Comparators 13x Comparator 2 Molecules Comparator 3 0 Comparator 4 Plasma drug Retina drug Plasma drug Retina drug Comparator 5 conc(ng/mL) conc (ng/g) conc (ng/mL) conc (ng/g) Log([brain]/[plasma]) 2Q21 29 [1] Reﬂects management’s current expectations ConcentrationValo is seeking to develop best-in-class compounds leveraging known or proven biology Creating a PARP1 inhibitor with central Preventing NAMPT inhibition in the OPL-0001: PARP1 OPL-0021: NAMPT penetrance while preserving activity could retina while driving peripheral activity THERAPEUTIC THERAPEUTIC enable treatment of brain metastasis and could create a next generation cancer HYPOTHESIS HYPOTHESIS 1 1 primary brain cancers therapeutic DESIGNING A CNS-PENETRANT PARP1 INHIBITOR RAT RETINA AND PLASMA DISTRIBUTION RATIO OPL-0036810 Comparator (20 mpk) OPAL-0021 (10 mpk) OPL-0036820 Clinical-stage Valo preclinical Predicted in vivo biodistribution OPL-0036367 NAMPT asset NAMPT compound Log([brain]/[plasma]) 40,000 DEL-003 OPL-0036368 OPL-0036819 OPL-0036330 OPL-0036811 Brain 30,000 OPL-0036847 OPL-0036908 OPL-0036909 174x OPL-0036805 OPL-0036405 20,000 OPL-0036892 DEL-001 DEL-005 Plasma DEL-002 OPL-0036804 10,000 DEL-004 Comparator 1 Comparators 13x Comparator 2 Molecules Comparator 3 0 Comparator 4 Plasma drug Retina drug Plasma drug Retina drug Comparator 5 conc(ng/mL) conc (ng/g) conc (ng/mL) conc (ng/g) Log([brain]/[plasma]) 2Q21 29 [1] Reﬂects management’s current expectations Concentration

Valo is seeking to develop compounds that allow us to drug previously undruggable targets USP7 is a clinically validated oncogene implicated In vivo: Complete responses to established 1 in the p53 pathway tumors in mouse models OPL-0012: USP7 THERAPEUTIC HYPOTHESIS USP7 Control Drug Deubiquitination Deubiquitination Ub Ub Ub Transcriptional Ub Ub A speciﬁc, selective targeted activation Ub Ub Ub Ub inhibitor designed to unlock p53 Self-ubiquitination p53 MDM2 biology for treating various Ubiquitination 3 cancers P53 degradation MDM2 degradation USP28 has been demonstrated to be required for Strong anti-tumor signals demonstrated by lung 2 c-Myc stability and clinically implicated in cancers squamous cell carcinoma (LSCC) model in mice Proteasome Ub Cul1 OPL-0015: USP28 Ub Skp1 E2 Ub Ub Established tumor model: THERAPEUTIC HYPOTHESIS Ub FBW7 Ub Ub 1800 LSCC (NCI-H520) Human Cells Substrate 1500 c-MYC LSD1 Vehicle A speciﬁc, selective targeted 1200 HIF-1α ... OPAL-0015 inhibitor designed to unlock PIRH2 USP28 900 Ub P < 0.0001 Ub c-Myc biology for treating Ub P P CHK2 600 3 ATM DNA damage various cancers P p53 300 P P ATR CHK1 0 0 1 2 3 4 Claspin Time of Treatment (d) [1] Wang, Zhiru, et al. “USP7: Novel Drug Target in Cancer Therapy.” Frontiers in Pharmacology. V-10, 427, (Apr 2019) [2] Wang, Xiaofang, et al. Targeting Deubiquitinase USP28 for Cancer Therapy. Cell Death Dis, V-9, 186 (2018) 2Q21 30 [3] Reﬂects management’s current expectations 3 Tumor Volume (mm )Valo is seeking to develop compounds that allow us to drug previously undruggable targets USP7 is a clinically validated oncogene implicated In vivo: Complete responses to established 1 in the p53 pathway tumors in mouse models OPL-0012: USP7 THERAPEUTIC HYPOTHESIS USP7 Control Drug Deubiquitination Deubiquitination Ub Ub Ub Transcriptional Ub Ub A speciﬁc, selective targeted activation Ub Ub Ub Ub inhibitor designed to unlock p53 Self-ubiquitination p53 MDM2 biology for treating various Ubiquitination 3 cancers P53 degradation MDM2 degradation USP28 has been demonstrated to be required for Strong anti-tumor signals demonstrated by lung 2 c-Myc stability and clinically implicated in cancers squamous cell carcinoma (LSCC) model in mice Proteasome Ub Cul1 OPL-0015: USP28 Ub Skp1 E2 Ub Ub Established tumor model: THERAPEUTIC HYPOTHESIS Ub FBW7 Ub Ub 1800 LSCC (NCI-H520) Human Cells Substrate 1500 c-MYC LSD1 Vehicle A speciﬁc, selective targeted 1200 HIF-1α ... OPAL-0015 inhibitor designed to unlock PIRH2 USP28 900 Ub P < 0.0001 Ub c-Myc biology for treating Ub P P CHK2 600 3 ATM DNA damage various cancers P p53 300 P P ATR CHK1 0 0 1 2 3 4 Claspin Time of Treatment (d) [1] Wang, Zhiru, et al. “USP7: Novel Drug Target in Cancer Therapy.” Frontiers in Pharmacology. V-10, 427, (Apr 2019) [2] Wang, Xiaofang, et al. Targeting Deubiquitinase USP28 for Cancer Therapy. Cell Death Dis, V-9, 186 (2018) 2Q21 30 [3] Reﬂects management’s current expectations 3 Tumor Volume (mm )

Valo has a growing patent portfolio estate CUMULATIVE VALO PATENTS AND APPLICATIONS 605 Patents and Applications 600 - 600 patents and applications directed to compositions Granted of matter and methods of use, including patents and Pending applications related to Valo’s proprietary programs across cardiovascular-metabolic-renal, oncology, and neurodegenerative diseases 411 Granted 400 - 5 patents and applications directed to technology and machine learning for drug discovery/development IP Strategy Driven by Patents and Trade Secrets 200 - Patent strategy focused around therapeutics - Signiﬁcant trade secret strategy in place with focus 196 Pending around technology platform 0 2018 2019 2020 May 2021 Cumulative Valo patents and applications reﬂects portfolio as of May 28, 2021. Figures include patents and applications exclusively licensed to Valo 2Q21 31Valo has a growing patent portfolio estate CUMULATIVE VALO PATENTS AND APPLICATIONS 605 Patents and Applications 600 - 600 patents and applications directed to compositions Granted of matter and methods of use, including patents and Pending applications related to Valo’s proprietary programs across cardiovascular-metabolic-renal, oncology, and neurodegenerative diseases 411 Granted 400 - 5 patents and applications directed to technology and machine learning for drug discovery/development IP Strategy Driven by Patents and Trade Secrets 200 - Patent strategy focused around therapeutics - Signiﬁcant trade secret strategy in place with focus 196 Pending around technology platform 0 2018 2019 2020 May 2021 Cumulative Valo patents and applications reﬂects portfolio as of May 28, 2021. Figures include patents and applications exclusively licensed to Valo 2Q21 31

Valo's scalable acceleration model is designed to build a 'supply chain' of programs — aspiration to become the standard drug development platform

Cross-program active learning benefits internal and external programs

INTERNAL SUPPLY CHAIN OF PROGRAMS
CURRENT

FOCUS THERAPEUTIC AREAS:

CARDIOVASCULAR-METABOLIC-RENAL
First clinical program launch expected in 2021[1]

ONCOLOGY
Multiple Drug Candidates expected in 2021[1]

NEURODEGENERATIVE
Multiple novel preclinical programs expected in 2021[1]

OPAL ACCELERATION FLYWHEEL



PROGRAMS / INSIGHTS
DATA
PROGRAMS / INSIGHTS
DATA
DATA
COMPUTE
DRUG
BIOLOGICAL DISCOVERY
THERAPEUTIC DESIGN
CLINICAL DEVELOPMENT
RWE
Diagnosis
Target Discovery
Target ID
Hit ID
Hit to Lead
Lead Opt
Preclinical
Phase I
Phase II
Phase III
Reg
Comm
Opal
PLATFORM

EXTERNAL SUPPLY CHAIN OF PROGRAMS
EMERGING

EMERGING ECOSYSTEM:

PARTNERSHIPS	EARLY DISCOVERY
	END-TO-END
SOFTWARE SOLUTIONS	PRECLINICAL
	CLINICAL
	MANUFACTURING

Both internal & external programs benefit from Opal's scale

The self-reinforcing nature of Opal's flywheel is designed to enable **increasing utility with and at scale**

[1] Reflects management's 2021 goals

Valo 2Q21 32

Valo's aspiration is for Opal to become the industry standard platform for drug discovery and development, unlocking multiple business models

CURRENT
Building what we believe is the first digitally native fully integrated pharma

FUTURE
Aspiration to become the standard technology platform for drug development

1 BUILD	2 VALIDATE	3 SCALE	4 DEMOCRATIZE
Build Opal platform and Data Lake	Validate Opal platform through internal pipeline	Scale Opal platform through high-value partnerships	Democratize access to Opal through software businesses

ANTICIPATED REVENUE MODEL	Commercialize or partner a growing series of de-risked, high impact therapeutics	High value technology-driven partnerships generating payments, milestones, and royalties	Partner with ecosystem players to sell software solutions across the ecosystem

Valo's strategy aims to **accelerate Opal's data→compute→drug flywheel** over time

Valo 2Q21 33

Valo is rapidly scaling and executing its strategy with the goal of positioning Opal as the standard technology platform upon which drugs are built

Powered by the Opal platform, Valo aspires to transform the biopharma industry as what we believe is the **first digitally-native fully integrated pharma.** Valo is:

- Leveraging Opal to achieve **scalable activation and advancement** of high potential therapeutic programs
  - **Optimizing portfolio and minimizing risk** with existing pipeline of **15 active** programs with high impact potential
  - **Expecting myriad clinical development milestones in diverse areas** in the near-term[1]
  - **Aspiring to create a repeatable flow of 2-3 preclinical drug candidates annually** (substantial latent pipeline of programs)
- **Planning to scale external supply chain of programs** to increase velocity of Opal's flywheel
  - We believe there is an **opportunity for Opal to become the standard technology platform for drug development** via combination of partnerships and software solutions

Khosla Ventures has a reputation for betting on industry transformations and high growth companies. **Combination with Khosla represents recognition of Valo's execution to-date and transformative aspirations**



BIOLOGICAL DISCOVERY
RWE
Diagnosis
Target Discovery
Target ID
Target to Hit
THERAPEUTIC DESIGN
Hit to Lead
Lead Opt
Preclinical
Phase I
Phase II
Phase III
CLINICAL DEVELOPMENT
RWE
Comm
Opal
PLATFORM

Valo [1] Reflects management's 2021 goals 2Q21 34